UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2022

HEALTHCARE REALTY TRUST INCORPORATED

(HRTI, LLC, as successor by conversion of Healthcare Realty Trust Incorporated)

(Exact Name of Registrant as Specified in Charter)

Maryland	001-11852	62-1507028
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
(Address of principal executive offices)

(615) 269-8175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	HR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on July 20, 2022 (the “Closing Date”), of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of February 28, 2022 (the “Merger Agreement”), by and among Healthcare Realty Trust Incorporated, a Maryland corporation (now known as HRTI, LLC, a Maryland limited liability company) (“Legacy HR”), Healthcare Trust of America, Inc., a Maryland corporation (now known as Healthcare Realty Trust Incorporated) (“Legacy HTA”), Healthcare Trust of America Holdings, LP, a Delaware limited partnership (now known as Healthcare Realty Holdings, L.P.) (the “OP”), and HR Acquisition 2, LLC, a Maryland limited liability company (“Merger Sub”). Pursuant to the Merger Agreement, on the Closing Date, Merger Sub merged with and into Legacy HR, with Legacy HR continuing as the surviving entity and a wholly-owned subsidiary of Legacy HTA (the “Merger”). Immediately following the Merger, Legacy HR converted to a Maryland limited liability company and changed its name to “HRTI, LLC” and Legacy HTA changed its name to “Healthcare Realty Trust Incorporated”. The combined company will continue to operate under the name “Healthcare Realty Trust Incorporated” and its shares of common stock, par value $0.01 per share, will continue to trade on the New York Stock Exchange (the “NYSE”) under the ticker symbol “HR”. The following events took place in connection with the consummation of the Merger.

Item 1.02 Termination of a Material Definitive Agreement.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Upon effectiveness of the Merger on the Closing Date, Legacy HR terminated (i) that certain Amended and Restated Credit Agreement, dated as of May 31, 2019 (as amended, restated, replaced, supplemented or otherwise modified from time to time), by and among Legacy HR, the lenders party thereto from time to time and their assignees, as lenders, and Wells Fargo Bank, National Association, as the administrative agent (the “WF Administrative Agent”) and (ii) that certain Amended and Restated Term Loan Agreement, dated as of May 31, 2019 (as amended, restated, replaced, supplemented or otherwise modified from time to time), by and among Legacy HR, the lenders party thereto from time to time and their assignees, as lenders, and the WF Administrative Agent.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, Legacy HR, Legacy HTA, the OP and Merger Sub completed the Merger in accordance with the terms of the Merger Agreement. Pursuant to the Merger Agreement, the Articles of Merger contemplated thereby were filed with the State Department of Assessments and Taxation of Maryland (the “SDAT”), with an effective time and date of 4:28 p.m., Eastern Time, on the Closing Date (the “Effective Time”).

Pursuant to the terms of the Merger Agreement, Legacy HTA declared a special dividend of $4.82 (the “Special Dividend”) for each outstanding share of Legacy HTA common stock, par value $0.01 per share (the “Legacy HTA Common Stock”), payable to Legacy HTA stockholders of record on July 19, 2022. At the Effective Time, each outstanding share of Legacy HR common stock, par value $0.01 per share (the “Legacy HR Common Stock”), was cancelled and converted into the right to receive one share of Legacy HTA Common Stock at a fixed ratio of 1.00 : 1.00. No fractional shares of Legacy HTA Common Stock were issued in the Merger, and the value of any fractional interests to which a former holder of Legacy HR Common Stock is otherwise entitled will be paid in cash.

Under the terms of the Merger Agreement, at the Effective Time, each option to purchase shares of Legacy HR Common Stock was converted into an option exercisable for one share of Legacy HTA Common Stock, subject to the same economic terms and conditions as were applicable to the corresponding option immediately prior to the Merger. In addition, at the Effective Time, all Legacy HR restricted stock, and each right of any kind, contingent or accrued, to receive shares of Legacy HR Common Stock or benefits measured in whole or in part by the value of a number of shares of Legacy HR Common Stock granted by Legacy HR outstanding immediately prior to the Effective Time, were converted into the right to receive the same number of shares of Legacy HTA Common Stock, subject to the same economic terms and conditions as were applicable to the corresponding award immediately prior to the Merger.

The foregoing description of the Merger and the other transactions contemplated by the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to Legacy HR’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2022, and which is incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, Legacy HR notified the NYSE of completion of the Merger, and requested that trading of shares of Legacy HR Common Stock on the NYSE be halted prior to the market open on July 21, 2022. As a result, all shares of Legacy HR Common Stock were removed from trading on the NYSE prior to the market open on July 21, 2022. The NYSE has filed with the SEC a Notification of Removal From Listing and/or Registration on Form 25 with respect to the Legacy HR Common Stock in order to effect the delisting of such shares from the NYSE. Such delisting will result in the termination of the registration of Legacy HR Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Additionally, Legacy HR intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting the deregistration of Legacy HR Common Stock under Section 12(g) of the Exchange Act, which will suspend Legacy HR’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act with respect to the Legacy HR Common Stock, at the time such filing is permitted by the SEC.

Item 3.03 Material Modification to Rights of Security Holders.

The information provided in the Introductory Note and Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, the holders of Legacy HR Common Stock immediately before the Merger ceased to have any rights as stockholders of Legacy HR (other than their right to receive Legacy HTA Common Stock) and will instead have the rights of common stockholders of Legacy HTA.

Item 4.01 Changes in Registrant’s Certifying Accountant.

For accounting purposes, the Merger is treated as a “reverse acquisition” in which Legacy HTA is considered the legal acquirer and Legacy HR is considered the accounting acquirer. As such, the historical financial statements of the accounting acquiror, Legacy HR, which have been audited by BDO USA, LLP, will become the historical financial statements of Legacy HTA. In a reverse acquisition, a change of accountants is presumed to have occurred unless the same accountant audited the pre-transaction financial statements of both the legal acquirer and the accounting acquirer, and such change is generally presumed to occur on the date the reverse acquisition is completed. A determination as to the certifying accountant for Legacy HTA for periods following the Merger has not yet been made and will be determined by the Board of Directors of Legacy HTA, or a committee thereof.

Item 5.01 Changes in Control of Registrant.

The information provided in the Introductory Note and Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, Merger Sub merged with and into Legacy HR, with Legacy HR continuing as the surviving entity and a wholly-owned subsidiary of Legacy HTA, resulting in a change of control of Legacy HR.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As of the Effective Time, and in connection with the Merger, all directors of Legacy HR ceased serving in such capacities and the executive officers of Legacy HR were elected as directors of Legacy HR. These departures were not a result of any disagreements between Legacy HR and any of the directors on any matter relating to Legacy HR’s operations, policies or practices.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Immediately following the Effective Time, Legacy HR filed articles of conversion with the SDAT to convert from a Maryland corporation to a Maryland limited liability company and change the name of Legacy HR to “HRTI, LLC”. In connection with the conversion, Legacy HR adopted the articles of organization and operating agreement of HRTI, LLC. Copies of the articles of organization, operating agreement and articles of conversion are furnished as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3 hereto, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2	Agreement and Plan of Merger by and among Healthcare Realty Trust Incorporated (now known as HRTI, LLC), Healthcare Trust of America, Inc. (now known as Healthcare Realty Trust Incorporated), Healthcare Trust of America Holdings, L.P. (now known as Healthcare Realty Holdings, L.P.) and HR Acquisition 2, LLC (Previously filed as Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-11852) filed with the SEC on February 28, 2022 and incorporated by reference herein).

3.1	Articles of Organization of HRTI, LLC.

3.2	Operating Agreement of HRTI, LLC.

3.3	Articles of Conversion from Healthcare Realty Trust Incorporated to HRTI, LLC.

104	Cover Page Interactive Data File, formatted in inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 21, 2022	HRTI, LLC, as successor by conversion of Healthcare Realty Trust Incorporated

	By:	/s/ Andrew E. Loope
Andrew E. Loope
Senior Vice President, Corporate Counsel and Secretary